UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

CDT Equity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4581 Tamiami Trail North, Suite 200 Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 491-9132

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 17, 2026, CDT Equity Inc. (the “Company”) convened a special meeting of stockholders (the “Special Meeting”). Proxies had been submitted by stockholders representing over one-third of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) outstanding and entitled to vote, which constituted a quorum. At the Special Meeting, the Company’s stockholders voted on seven proposals, which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “Commission”) on March 6, 2026 (the “Proxy Statement”) and is incorporated herein by reference.

The following is a brief description of the matters voted upon and the results, including the number of votes cast for and against each respective matter and the number of abstentions with respect to each matter. Proxies for the Special Meeting were solicited pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and there was no solicitation in opposition of management’s solicitation.

Proposal No. 1. Stockholders approved the issuance of up to 3,685,815 shares of the Company’s Common Stock issuable upon the exercise of certain pre-funded warrants to purchase the Company’s Common Stock in accordance with Nasdaq Listing Rule 5635. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,231,826	79,366	1,184

Proposal No. 2. Stockholders approved the issuance of shares of Common Stock, for purposes of Nasdaq Listing Rule 5635, pursuant to that certain purchase agreement, dated January 16, 2026, establishing an equity line of credit. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,237,240	73,938	1,198

Proposal No. 3. Stockholders approved the issuance of up to 109,978,918 shares of the Company’s Common Stock issuable upon the exercise of certain pre-funded warrants to purchase the Company’s Common Stock in accordance with Nasdaq Listing Rule 5635. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,234,348	76,855	1,173

Proposal No. 4. Stockholders approved one or more amendments of the Company’s Second Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s Common Stock, at a ratio ranging from any whole number between and including 1-for-2 and 1-for-100 and in the aggregate not more than 1-for-250, inclusive, as determined by the Company’s board of directors in its discretion, subject to the authority of the board of directors to abandon such amendments. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,238,772	73,473	131

Proposal No. 5. Stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 250,000,000 to 500,000,000 shares. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,233,957	77,247	1,172

Proposal No. 6. Stockholders approved (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion under Delaware law and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by a transfer by way of continuation under the laws of the Cayman Islands and (ii) the adoption of the memorandum and articles of association of the Company, substantially in the form attached as Annex E to the Company’s Proxy Statement (the “Articles”). The voting results were as follows:

Votes For	Votes Against	Abstentions
2,217,954	72,557	21,865

Proposal No. 7. Stockholders approved the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, 5, and 6. The voting results were as follows:

Votes For	Votes Against	Abstentions
2,216,210	74,447	21,719

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2026	CDT EQUITY INC.

	By:	/s/ Andrew Regan
	Name:	Andrew Regan
	Title:	Chief Executive Officer